EXHIBIT 10.22

CoreStates Hamilton Bank
30 North Third Street
PO Box 1071
Harrisburg PA 17108
717 234 2784

                                      CORESTATES HAMILTON BANK, NOW
Thomas J. Fowlston                    INCORPORATED AS CORESTATES BANK, N.A.
Vice President

February 12, 1997



Mr. Geoffrey Feidelberg
Chief Financial Officer
AquaPenn Spring Water Company, Inc.
P.O. Box 938
Milesburg, PA  16853-0938

Dear Geoff:

This letter should serve as your official notification that we have amended our commitment to your company in order to reduce the rate. As you are aware, you are being billed at the rate of LIBOR plus 1% instead of the LIBOR plus 1.25% indicated in our commitment letter.

This rate was agreed upon as part of our loan negotiations for your $6 million line. The remaining terms and conditions of the line remain in place as indicated in our commitment letter.

If you have any questions concerning this matter, please feel free to contact me. We do appreciate your business and look forward to continuing to meet your needs.

Sincerely,

/s/ Thomas J. Fowlston
-------------------------------------

Thomas J. Fowlston
Vice President

TJF/bb